UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) November 9, 2022

SPIRIT AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35186		38-1747023
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification Number)

2800 Executive Way	Miramar,	Florida	33025
(Address of Principal Executive)			(Zip Code)
(954) 447-7920
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	SAVE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

Spirit Airlines, Inc. (the “Company”) operates the Spirit Saver$ Club, formerly known as the $9 Fare Club (the “Spirit Saver$ Club”), which is a subscription-based loyalty program that allows members access to unpublished, extra-low fares as well as discounted prices on bags and seats, shortcut boarding and security, the “Flight Flex” flight modification product, and exclusive offers on hotels, rental cars and other travel necessities. Spirit charges a $69.95 fee for the first year, which automatically renews thereafter. Total members grew at an approximately 13% compound annual growth rate (“CAGR”) from 2014 through 2019. For the years ended December 31, 2021, 2020 and 2019, cash proceeds from Spirit Saver$ Club subscriptions were $47.7 million, $47.5 million and $63.7 million, respectively.

The Company also operates the Free Spirit loyalty program (the “Free Spirit Program”), which attracts members as well as air and non-air partners and builds customer loyalty for Spirit by offering a variety of awards, benefits and services. Free Spirit Program members earn and accrue miles for flying on Spirit and receiving services from non-air partners such as retail merchants, hotels or car rental companies (the “Non-Air Services Partners”) or by making purchases with credit cards issued by partner banks and financial services providers (the “Payment Partners” and, together with Non-Air Services Partners, the “Free Spirit Partners”). Miles earned and accrued by Free Spirit Program members can be redeemed for travel awards such as free (other than taxes and government-imposed fees) travel and partner products.

The Company has entered into agreements with over 15 Free Spirit Partners, including, but not limited to, the co-branded credit card agreement with Bank of America (the “Bank of America Affinity Agreement”), pursuant to which Free Spirit Program members who are residents of the fifty United States, the District of Columbia and the Commonwealth of Puerto Rico can earn miles for making purchases using a Free Spirit credit card issued by Bank of America. The Bank of America Affinity Agreement expires in 2024, unless earlier terminated in accordance with its terms. In addition to Bank of America, some of our largest Free Spirit Partners include Mercury Financial and Promerica for prospective members of the Free Spirit Program in the United States that have a FICO score of below 680 and prospective members who are residents of Latin America, respectively. For the year ended December 31, 2021, cash proceeds received by the Company pursuant to its co-branded credit card agreements was $48.0 million. See Note 1 to our financial statements for the year ended December 31, 2021 in our Annual Report on Form 10-K.

On a combined basis, the Company is targeting combined annual cash proceeds from its Spirit Saver$ Club subscriptions and cash proceeds from its co-branded credit card programs to grow to over $150 million for the year ended December 31, 2022, nearly $200 million for the year ended December 31, 2023, approximately $250 million for the year ended December 31, 2024, over $300 million for the year ended December 31, 2025 and more than $360 million for the year ended December 31, 2026, based on an expected passenger count CAGR of 21% from 2022 through 2026.

The Company believes that the targeted combined annual cash proceeds presented above to be reasonable as of the date of this report and such amounts are based on assumptions that the Company believes to be reasonable, but given the uncertainties surrounding such assumptions, there are significant risks that these assumptions may not be realized and as a result, the targeted combined annual cash proceeds may not be achieved in whole or in part. We caution you that these targeted combined annual cash proceeds are not guarantees of future performance or outcomes and that actual performance and outcomes, including our actual results of operations, may differ materially from those suggested by these amounts, particularly if actual events adversely differ from one or more of our key assumptions. The targeted combined annual cash proceeds and the underlying assumptions are forward-looking statements and other risks, uncertainties and factors, including those discussed in “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as supplemented in the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2022, June 30, 2022 and September 30, 2022 and in the Company’s other Securities and Exchange Commission filings, could cause our actual results to differ materially from those projected in any forward-looking statements we make. These targeted combined annual cash proceeds are given only as of the date of this report, and we do not undertake any obligation to update or revise any such amounts to reflect the occurrence of events, changes in assumptions or adjustments in such amounts, unanticipated or otherwise, other than as may be required by law.

Certain of the statements above are forward-looking statements subject to the various risks and uncertainties described in our reports filed with the U.S. Securities and Exchange Commission. See “-Forward-Looking Statements” below.

Item 8.01 Other Events.

Senior Secured Notes Offering

On November 9, 2022, the Company announced a private offering (the “Offering”) of an additional $500 million in aggregate principal amount of 8.00% Senior Secured Notes due 2025 (the “Additional Notes”) by Spirit IP Cayman Ltd., an indirect wholly-owned subsidiary of the Company, and Spirit Loyalty Cayman Ltd., an indirect wholly-owned subsidiary of the Company (the “Issuers”). The Issuers had previously issued 8.00% Senior Secured Notes due 2025 in an aggregate principal amount of $850 million pursuant to an indenture, dated September 17, 2020 (the “Indenture”), of which $340 million were redeemed on May 10, 2021 (the “Existing Notes” and, together with the Additional Notes, the “Notes”).

The Additional Notes will be issued as additional notes pursuant to a supplemental indenture to the Indenture, and will be guaranteed by the Company and certain subsidiaries of the Company. The Additional Notes will be secured, on a pari passu basis with the Existing Notes, by a first priority lien on the core assets of the Company’s Free Spirit loyalty program comprised of cash proceeds from its co-branded credit card programs and Spirit Saver$ Club program and intellectual property utilized in connection with the loyalty program as well as the Company’s brand intellectual property. A third-party appraisal has estimated the combined value of the core assets of the Company’s Free Spirit loyalty program and its Spirit Saver$ club to be approximately $2.6 billion and the value of the Company’s brand intellectual property to be approximately $1.6 billion. The Additional Notes are not expected to be fungible with the Existing Notes for U.S. federal income tax purposes, and are not expected trade fungibly with the Existing Notes over the facilities of the DTC or otherwise, but will be treated as a single series of senior secured debt securities with the Existing Notes and as a single class for all purposes under the Indenture, including, without limitation, waivers, amendments, redemptions and offers to purchase.

In connection with the Offering, the Company expects to enter into an amendment to the Parent Brand Sublicense, dated as of September 17, 2022 with Spirit Finance Cayman 2 Ltd., to increase the brand license fee paid by the Company thereunder to an amount equal to the greater of (a) $18.75 million and (b) five percent (5.0%) of the Company’s total revenue in the immediately prior four fiscal quarters, divided by four.

The Issuers intend to use the net proceeds received from the Offering to (i) fund the notes reserve account and (ii) after the funding of the notes reserve account, distribute the remaining net proceeds of the Offering to the Company. The Company intends to use such net proceeds to repay (a) the outstanding principal balance of the 5.11% Series 2017-1C EETC due through 2023 at maturity on February 15, 2023 and (b) the outstanding principal balance of the 4.93% Series 2015-1C EETC due through 2023 at maturity on April 1, 2023, and for general corporate purposes.

Certain of the statements above are forward-looking statements subject to the various risks and uncertainties described in our reports filed with the U.S. Securities and Exchange Commission. See “-Forward-Looking Statements” below.

This report does not constitute an offer to sell or a solicitation of an offer to buy the Additional Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration and qualification under the securities laws of such state or jurisdiction. The Additional Notes are being offered only to persons reasonably believed to be “qualified institutional buyers” in an offering exempt from registration in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States in reliance on Regulation S under the Securities Act. The Additional Notes proposed to be offered will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States without registration or an applicable exemption from the registration requirements of the Securities Act or any applicable state securities laws.

Forward-Looking Statements

Forward-Looking Statements in this report and certain oral statements made from time to time by representatives of the Company contain various forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended (the Exchange Act) which are subject to the “safe harbor” created by those sections. Forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to our management. All statements other than statements of historical facts are “forward-looking statements” for purposes of these provisions. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “predict,” “potential,” and similar expressions intended to identify forward-looking statements. Forward-looking statements include, without limitation, statements regarding the Company's intentions and expectations regarding revenues (including the targeted combined annual cash proceeds figures included in this report), capacity and passenger demand, additional financing, capital spending, operating costs and expenses, pre-tax income, pre-tax margin, taxes, hiring, aircraft deliveries and stakeholders, vendors and government support, as well as statements regarding the Offering described in this report. Such forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. Factors include, among others, the extent of the impact of the COVID-19 pandemic on the Company’s business, results of operations and financial condition, and the extent of the impact of the COVID-19 pandemic on overall demand for air travel, the impact of the new 5G-C-band service deployed by AT&T and Verizon and its potential impact on the technology we rely on to operate our aircraft; pendency and the consummation of the merger with JetBlue and the potential negative impacts on future business that may result from a failure to complete the merger with JetBlue in a timely manner or at all; restrictions on the Company’s business by accepting financing under the CARES Act and other related legislation, the competitive environment in our industry, our ability to keep costs low and the impact of worldwide economic conditions, including the impact of economic cycles or downturns on customer travel behavior and other factors, as described in the Company’s filings with the Securities and Exchange Commission, including the detailed factors discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as supplemented in the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2022, June 30, 2022 and September 30, 2022. Furthermore, such forward-looking statements speak only as of the date of this report. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. Risks or uncertainties (i) that are not currently known to us, (ii) that we currently deem to be immaterial, or (iii) that could apply to any company, could also materially adversely affect our business, financial condition, or future results. Additional information concerning certain factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2022	SPIRIT AIRLINES, INC.

By: /s/ Thomas Canfield
Name: Thomas Canfield
Title: Senior Vice President and General Counsel